Filed Pursuant to Rule 497

 File No. 333-218396

NORTHSTAR REAL ESTATE CAPITAL INCOME FUND-ADV

 Supplement No. 1 dated December 15, 2017 to the

Prospectus dated November 13, 2017

This Supplement No. 1 (this “Supplement”) contains information which amends, supplements or modifies certain information contained in the Prospectus of NorthStar Real Estate Capital Income Fund-ADV (the “Trust”), dated November 13, 2017, as supplemented and amended (as so supplemented and amended, the “Prospectus”). Capitalized terms used in this Supplement shall have the meanings ascribed to them in the Prospectus unless the context otherwise requires. The purpose of this Supplement is to disclose revisions related to the following:

•	Daniel R. Gilbert tendered his resignation from Colony NorthStar and its affiliates effective as of January 11, 2018. In addition, Mr. Gilbert resigned as the Chairman of the Board and as the Trust’s Chief Executive Officer and President and as a member of the Advisor’s investment committee effective as of December 15, 2017. The decision of Mr. Gilbert was not a result of any disagreement with Colony NorthStar or the Trust on any matter relating to their operations, polices or practices. Coinciding with the resignation of Mr. Gilbert, on December 14, 2017 the Board appointed Kevin P. Traenkle to serve as the Chairman of the Board and as the Trust’s Chief Executive Officer and President.
•	Brett S. Klein announced his intent to resign from Colony NorthStar and its affiliates, including as a Trustee of the Board, as the Trust’s Chief Operating Officer and as a member of the Advisor’s investment committee, by the end of the first quarter of 2018. The decision of Mr. Klein was not a result of any disagreement with Colony NorthStar or the Trust on any matter relating to their operations, polices or practices.
•	David T. Hamamoto tendered his resignation from Colony NorthStar and its affiliates, including as a member of the Advisor’s executive team, effective as of January 11, 2018. The decision of Mr. Hamamoto was not a result of any disagreement with Colony NorthStar or the Trust on any matter relating to their operations, polices or practices.
•	On December 12, 2017, Colony NorthStar and/or its subsidiaries entered into a non-binding letter of intent in connection with a contemplated combination of NorthStar Securities with S2K Financial Holdings LLC.

You should carefully consider the “Risk Factors” beginning on page 58 of the Prospectus before you decide to invest in the Trust’s common shares.

Updates

This Supplement supplements and amends the following sections of the Prospectus by deleting each reference to Daniel R. Gilbert and David T. Hamamoto, as applicable, which deletion is effective as of the respective effective date of resignation:

•	“Summary of Terms—The Advisor” on page 2, paragraph 4, sentence 1
•	“The Advisor—The Advisor” on page 31, paragraph 4
•	“The Advisor—The Advisor’s Management Team” on page 32, paragraph 1
•	“Risk Factors—The Advisor may not be successful, or there may be delays, in locating suitable investments, which could limit the Master Fund’s ability to make distributions and lower the overall return on the Shares” on page 96, paragraph 1
•	“Portfolio Management—The Advisor—Investment Committee of the Advisor” on page 125, paragraph 1, sentence 2
•	“Portfolio Management—Portfolio Managers—Other Accounts Managed by the Portfolio Managers” on page 127
•	“Portfolio Management—Securities Ownership of Portfolio Managers” on page 128
•	“Conflicts of Interest—Affiliates’ Interests in Colony NorthStar and Its Affiliates—Allocation of Affiliates’ Time” on pages 139–140

This Supplement supplements and amends the following sections by substituting each reference to Daniel R. Gilbert with a reference to Kevin P. Traenkle, which substitution is effective as of the respective effective date of resignation and appointment, as applicable:

•	“Management of the Trust and the Master Fund—Board of Trustees and Executive Officers—Board Leadership Structure” on page 115, paragraph 2
•	“Management of the Trust and the Master Fund—Trustee Independence” on page 121, paragraph 2
•	“Management of the Trust and the Master Fund—Trustee Beneficial Ownership of Shares” on page 123
•	“Portfolio Management—The Advisor—Investment Committee of the Advisor” on page 125, paragraph 1, sentences 3–4

This Supplement supplements and amends the following sections by deleting all references to the “retail platform’s senior management team” and making such necessary grammatical changes as the context requires to remove such references:

•	“Summary of Terms—The Advisor” on pages 2–3, paragraphs 4 and 6
•	“The Advisor—The Advisor” on page 31, paragraph 4
•	“The Advisor—The Advisor’s Management Team” on page 32, paragraphs 1–2
•	“Investment Objectives and Strategies—The Advisor’s Strengths” on pages 36–37, paragraphs 1–4
•	“Investment Objectives and Strategies—Market Overview and Opportunity” on page 38, paragraph 1
•	“Risk Factors—Colony NorthStar’s executive and retail platform’s senior management teams’ experience, reputation and successful track record provide investment opportunities through existing relationships” on page 48, paragraphs 1–2
•	“Investment Objectives and Strategies—Market Overview and Opportunity—Targeted Investments—Commercial Real Estate Equity Investments” on page 51, paragraph 4
•	“Portfolio Management—Investment Committee of the Advisor” on page 125, paragraph 1
•	“Conflicts of Interest—Affiliates’ Interests in Colony NorthStar and Its Affiliates—Allocation of Affiliates’ Time” on pages 139–140

This Supplement supplements and amends the section entitled “Summary of Terms—Plan of Distribution” on page 10 by adding the following as new sentences four and five:

On December 12, 2017, Colony NorthStar and/or its subsidiaries entered into a non-binding letter of intent in connection with a contemplated combination of NorthStar Securities with S2K Financial Holdings LLC (the “Proposed Transaction”). The Proposed Transaction, which is expected to close in the first quarter of 2018, is subject to the negotiation and execution of definitive transaction documents and the satisfaction of customary conditions (including the completion of required regulatory filings).

This Supplement supplements and amends the section entitled “Plan of Distribution” on page 190 by replacing paragraph two in its entirety with the following:

The Distributor has entered into a wholesale marketing agreement with NorthStar Securities, a registered broker-dealer and an affiliate of the Advisor. Pursuant to the terms of the wholesale marketing agreement, NorthStar Securities will seek to market and otherwise promote the Trust through various distribution channels, including but not limited to regional and independent retail broker-dealers. On December 12, 2017, Colony NorthStar and/or its subsidiaries entered into a non-binding letter of intent in connection with a contemplated combination of NorthStar Securities with S2K Financial Holdings LLC. The Proposed Transaction, which is expected to close in the first quarter of 2018, is subject to the negotiation and execution of definitive transaction documents and the satisfaction of customary conditions (including the completion of required regulatory filings).

Updates to “Management of the Trust and the Master Fund”

This Supplement supplements and amends the table in the section of the Prospectus entitled “Management of the Trust and the Master Fund—Board of Trustees and Executive Officers—Trustees” on page 116 by replacing the first row in its entirety with the following:

Kevin P. Traenkle (47)	Chairman of the Board, CEO and President	2017	Chairman, CEO and President of the Trust, the Master Fund, the Feeder Funds, NorthStar Real Estate Income Trust, Inc. (“NorthStar Income”) and NorthStar Real Estate Income II, Inc. (“NorthStar Income II”); Executive Vice President and Chief Investment Officer of Colony Northstar; Executive Vice President and Chief Investment Officer of Colony Capital, Inc. (“Colony”) (2009–2017); Executive Director of Colony (2015–2017); Principal of Colony Capital, LLC (“CCLLC”) (2005–2017); Vice President of Acquisitions of CCLLC (2002–2005).	5	Chairman of the Trust, the Master Fund, the Feeder Funds, NorthStar Income and NorthStar Income II.

This Supplement supplements and amends the section entitled “Management of the Trust and the Master Fund—Board of Trustees and Executive Officers—Trustee Qualifications—Interested Trustees” on pages 117–118 by replacing it in its entirety with the following:

Interested Trustees

Kevin P. Traenkle.   Mr. Traenkle has been Chairman and an Interested Trustee of the Board of Trustees, Chief Executive Officer and President of the Trust and the Master Fund since December 15, 2017, and a member of the Advisor’s investment committee since January 2017. Mr. Traenkle serves as Chairman, Chief Executive Officer and President of NorthStar Income and NorthStar Income II, positions he has held since December 15, 2017. Mr. Traenkle is also expected to be the Chief Executive Officer of Colony NorthStar Credit Real Estate, Inc., which is expected to be the surviving company in the combination of NorthStar Income with NorthStar Income II and a select portfolio of assets and liabilities of Colony NorthStar. Mr. Traenkle has served as the Executive Vice President and Chief Investment Officer of Colony NorthStar since January 2017, the same position he has held since June 2009 at the preceding company, Colony, prior to the Mergers. Mr. Traenkle served as an Executive Director of Colony from April 2015 to January 2017. Mr. Traenkle also served as a Principal of CCLLC, where he was involved in many facets of the firm’s activities including: distressed debt initiatives, investment and divestment decisions, business development and global client relations. Prior to becoming a Principal at CCLLC in January 2005, Mr. Traenkle served as a Vice President of Acquisitions at CCLLC and was responsible for the identification, evaluation, consummation, and management of investments. Before rejoining the Colony business in 2002, Mr. Traenkle worked for a private equity investment firm, where he was responsible for real estate-related investment and management activities. Prior to joining the Colony business in 1993, Mr. Traenkle worked for an investment bank, First Albany Corporation, in its Municipal Finance department. Mr. Traenkle received a B.S. in Mechanical Engineering in 1992 from Rensselaer Polytechnic Institute in Troy, New York.

This Supplement supplements and amends the table in the section entitled “Management of the Trust and the Master Fund—Board of Trustees and Executive Officers—Executive Officers” on page 120 by replacing the table in its entirety with the following:

Name	Age	Positions Held
Kevin P. Traenkle	47	Chairman of the Board, Chief Executive Officer and President
Frank V. Saracino	51	Chief Financial Officer and Treasurer
Brett S. Klein	39	Chief Operating Officer
Sandra M. Forman	51	Chief Compliance Officer, General Counsel and Secretary

This Supplement supplements and amends the section entitled “Portfolio Management—The Advisor—Investment Committee of the Advisor” by deleting in its entirety the fourth paragraph, on page 127.

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